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                                                                    EXHIBIT 10.9

                            FIRST AMENDMENT TO LEASE


        THIS AMENDMENT, made and entered into this 23rd day of October, 1996, by and between CROWN WEST REALTY, L.L.C., hereinafter called "Lessor" and TELECT, INC., A WASHINGTON CORPORATION herein called "Lessee."

                                    RECITALS

        THAT WHEREAS, on July 5, 1995, the Lessor and Lessee entered into an agreement of lease covering those certain premises, situated in the County of Spokane, the State of Washington, and more particularly described as follows:

        3808 N. Sullivan Road, Building #5 and #12, within an organized industrial district called "Spokane Business & Industrial Park" Spokane, Washington, comprising approximately 56,000 and 60,000 square feet respectively (both buildings totaling 116,000 square feet), for a five year period commencing on the first day of October, 1995.

        WHEREAS, the said Lessee now desires to lease on a month-to-month basis an additional 8,000 square feet in Building #12 effective October 14, 1996 with additional monthly rent of $1,581.00. Lessor shall assume responsibility for all utilities in the entire East Center Bay of Building #12.

        NOW, THEREFORE, in consideration of the Premises and agreements herein contained, it is hereby agreed as follows:

        1. Additional Premises: 8,000 square feet on the West side of the East Center Bay of Building #12.

        2.      Rent: Additional monthly rent shall be 1,581.00.

        3. Term: The additional monthly rent shall commence on October 14, 1996 and continue on a month-to-month basis.

        EXCEPT for the new terms and conditions listed above, all other terms and conditions shall remain in full force and effect per the July 5, 1995 lease agreement.

        IN WITNESS WHEREOF, the said Lessor and Lessee have executed this amendment to lease in duplicate the day and year first written above.

LESSOR                              LESSEE

CROWN WEST REALTY, L.L.C.           TELECT, INC., A WASHINGTON CORPORATION



        /s/                                        /s/
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Rob B. Gragg,  Its: Asset Manager   Wayne E. Williams      Its: President